Trade Receivables	12 Months Ended
Jun. 30, 2024
Trade Receivables [Abstract]
TRADE RECEIVABLES

5. TRADE RECEIVABLES

	June 30, 2024	June 30, 2023	June 30, 2022
	RM	RM	RM
Current
Trade receivables
- Third parties	27,940,000	2,834,692	59,155,225
- Related parties	-	35,522,000	42,000,000
- Related companies	-	29,105,000	-

Less: Impairment losses
- Individual assessment	(94,000)	-	-
Total current	27,846,000	67,461,692	101,155,225

(a)	Trade receivables are classified as financial assets measured at amortised cost.

(b)	Trade receivables are non-interest bearing and the normal credit terms of trade receivables granted by the Group ranged from 30 to 210 days (2023 and 2022: 30 to 210 days). Other credit terms are assessed and approved on a case-by-case basis. They are recognised at their original invoices amounts, which represent their fair values on initial recognition.

(c)	Impairment for trade receivables that do not contain a significant financing component are recognised based on the simplified approach using the lifetime expected credit losses.

The Group uses an allowance matrix to measure the expected credit loss of trade receivables from individual customers. Expected loss rates are calculated using the roll rate based on the probability of a receivable progressing through successive stages of delinquency to 210 days past due.

The expected loss rates are based on the historical credit losses experienced by the Group. The historical loss rates are then adjusted for current and forward-looking information on macroeconomic factors affecting the customers of the Group. The Group has identified the base lending rate, unemployment rate, inflation rate and labor force participation as the key macroeconomic factors. Nevertheless, the Group believe that these factors are immaterial for the purpose of impairment calculation for the year.

(d)	For trade receivables, which are reported net, such impairments are recorded in a separate impairment account with the loss being recognised within administrative expenses in the statements of profit or loss and other comprehensive income. On confirmation that the trade receivable would not be collectable, the gross carrying value of the asset would be written off against the associated impairment.

Management exercised significant judgments in determining the probability of default by trade receivables and appropriate forward-looking information.

(e)	Lifetime expected loss provision for trade receivables of the Group are as follows:

	Gross carrying amount	Total impairment	Net carrying amount
	RM	RM	RM
June 30, 2024

Current	27,000,000	-	27,000,000

Past due:
1 to 30 days	470,000	(23,500)	446,500
More than 210 days	470,000	(70,500)	399,500
	27,940,000	(94,000)	27,846,000

June 30, 2023

Current	66,564,259	-	66,564,259

Past due:
1 to 30 days	814,786	-	814,786
31 to 120 days	82,647	-	82,647
	67,461,692	-	67,461,692

June 30, 2022

Current	101,111,250	-	101,111,250

Past due:
1 to 30 days	37,177	-	37,177
31 to 120 days	5,118	-	5,118
121 to 210 days	1,178	-	1,178
More than 210 days	502	-	502
	101,155,225	-	101,155,225

(f)	The Group does not have significant exposure to single customers or to industry groups and does not anticipate the carrying amounts recorded at the end of the reporting period to be significantly different from the values that would eventually be received.